UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2025
SERVICE PROPERTIES TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)
Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634
(Address of Principal Executive Offices) (Zip Code)
617-964-8389
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which Registered
Common Shares of Beneficial Interest	SVC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the term "SVC" refers to Service Properties Trust and its consolidated subsidiaries, unless otherwise noted.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 16, 2025, SVC sold five hotels with a total of 732 keys located in four states for a combined sales price of $75.5 million, excluding closing costs, pursuant to one of the agreements, or the 45 Hotel Sale Portfolio, that SVC previously entered into to sell 113 hotels with a total of 14,803 keys for a combined sales price of $913.3 million, excluding closing costs, or the Sale Hotels. SVC also sold one other hotel in the 45 Hotel Sale Portfolio on December 17, 2025, with a total of 138 keys for a sales price of $15.0 million, excluding closing costs. Since January 1, 2025, SVC has sold 104 of the Sale Hotels with a total of 13,625 keys for a combined sales price of $813.2 million, excluding closing costs, and eight other hotels with a total of 1,006 keys for a combined sales price of $45.6 million, excluding closing costs. SVC continues to evaluate alternative buyers or a potential remarketing in early 2026 for seven Sale Hotels, which represent $88.2 million, excluding closing costs, of the aggregate sales price of the Sale Hotels. SVC remains under agreement to sell two Sale Hotels with a total of 288 keys for a combined sales price of $11.9 million, excluding closing costs. The sale of one of the two Sale Hotels under agreement is expected to be completed by the end of 2025 and the sale of the other Sale Hotel under agreement is expected to be completed in early 2026. Upon completion of the sale of the two Sale Hotels under agreement, aggregate proceeds from hotel dispositions would total $870.7 million, excluding closing costs. As previously disclosed, SVC expects to use the proceeds from the sales of the Sale Hotels to repay debt.
SVC has sold 44 of the hotels in the 45 Hotel Sale Portfolio, with the pool of properties sold constituting significant dispositions for purposes of Item 2.01 of Form 8-K. Accordingly, pro forma financial information required by Item 9.01 of Form 8-K with respect to the 45 Hotel Sale Portfolio is included as Exhibit 99.1, to this Current Report on Form 8-K.

For further information regarding SVC’s completed hotel sales, please see its Current Reports on Form 8-K filed with the Securities and Exchange Commission, or the SEC, on September 10, 2025, September 18, 2025, September 24, 2025 (filed with Item 2.01), September 29, 2025, October 1, 2025, October 6, 2025, October 21, 2025, October 28, 2025, November 4, 2025, November 18, 2025, November 24, 2025, December 9, 2025 and December 16, 2025.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever SVC uses words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, SVC is making forward-looking statements. These forward-looking statements are based upon SVC’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by SVC’s forward-looking statements as a result of various factors. For example, the pending sales of the remaining Sale Hotels are subject to conditions; accordingly, SVC cannot be sure that it will complete these sales, that these sales will not be delayed, that the terms will not change or, if the sales are completed, that it will use the proceeds as currently expected.

The information contained in SVC’s filings with the SEC, including under the caption “Risk Factors” in SVC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, or incorporated herein or therein, identifies other important factors that could cause differences from SVC’s forward-looking statements. SVC’s filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon SVC’s forward-looking statements.

Except as required by law, SVC does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

SVC’s unaudited pro forma condensed consolidated balance sheet as of September 30, 2025 and SVC’s unaudited pro forma condensed consolidated statements of loss for the year ended December 31, 2024 and for the nine months ended September 30, 2025, and the notes related thereto with respect to the 45 Hotel Sale Portfolio, are filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

These unaudited pro forma condensed consolidated financial statements reflect SVC’s financial position as if the sales of 32 hotels in the 45 Hotel Sale Portfolio sold from October 1, 2025 through December 17, 2025 were completed as of September 30, 2025 and SVC’s results of operations as if the sales of 44 hotels in the 45 Hotel Sale Portfolio sold from January 1, 2025 through December 17, 2025 were completed as of January 1, 2024. These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of SVC’s expected financial position or results of operations for any future period. Differences could result from numerous factors, including future changes in SVC’s portfolio of investments, capital structure, property level operating expenses and revenues, including returns received from SVC’s hotels or rents expected to be received pursuant to SVC’s existing leases or leases SVC may enter into, changes in interest rates and other reasons. Actual future results are likely to be different from amounts presented in these unaudited pro forma condensed consolidated financial statements and such differences may be significant.

(d) Exhibits.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements with respect to the 45 Hotel Sale Portfolio. (Filed herewith.)
104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE PROPERTIES TRUST

		By:	/s/ Brian E. Donley
		Name:	Brian E. Donley
		Title:	Chief Financial Officer and Treasurer

Dated:	December 22, 2025

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